Exhibit 99.1

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                               PURCHASE AGREEMENT

                                     BETWEEN

                               ONE LAKE PARK, LLC
                      a Delaware limited liability company

                                    AS SELLER


                                       AND


                          HARVARD PROPERTY TRUST, LLC,
                      a Delaware limited liability company

                                  AS PURCHASER





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                               PURCHASE AGREEMENT


        THIS PURCHASE AGREEMENT (the "Agreement") is made to be effective as of the Effective Date (as hereinafter defined) by and between ONE LAKE PARK, LLC, a Delaware limited liability company ("Seller"), and HARVARD PROPERTY TRUST, LLC, a Delaware limited liability company ("Purchaser").

                              W I T N E S S E T H:

                                    ARTICLE I

                                PURCHASE AND SALE

        1.1 Agreement of Purchase and Sale. Subject to the terms and conditions hereinafter set forth, Seller agrees to sell and convey and Purchaser agrees to purchase the following:

                (a) that certain tract or parcel of land situated in Dallas County, Texas, more particularly described on Exhibit A attached hereto and made a part hereof, together with all and singular the rights and appurtenances pertaining to such property, including any right, title and interest of Seller in and to adjacent streets, alleys or rights-of-way (the property described in clause (a) of this Section 1.1 being herein referred to collectively as the "Land");

                (b) the buildings and other improvements on the Land, including specifically, without limitation, that certain office building and related facilities located thereon (the property described in clause
        (b) of this Section 1.1 being herein referred to collectively as the "Improvements");

                (c) the personal property owned by Seller upon the Land or within the Improvements (excluding any and all personal property and furnishings owned by Henson-Williams Realty, Inc. that is located upon the Land or within the Improvements), including specifically, without limitation, heating, ventilation and air conditioning systems and equipment, appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property used in connection with the operation of the Land and the Improvements (the property described in clause (c) of this Section 1.1 being herein referred to collectively as the "Personal Property");

                (d) all of Seller's right, title and interest in all oral or written agreements pursuant to which any portion of the Land or Improvements is used or occupied by anyone other than Seller (the property described in clause (d) of this Section 1.1 being herein referred to collectively as the "Leases"), including the list of Leases attached hereto as Exhibit I; and

                (e) all of Seller's right, title and interest in and to (i) all assignable contracts and agreements relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property which will extend beyond the date of Closing (as such term is defined in Section 4.1 hereof) (collectively, the "Operating Agreements"); (ii) to the extent assignable, all warranties and guaranties (express or implied) issued to Seller in connection with the Improvements or the Personal Property; (iii) to the extent assignable, all licenses, permits, certificates of occupancy and other consents or approvals from governmental authorities or private parties which relate to the Real Estate, Improvements, or Personal Property; (iv) to the extent assignable, all other intangible property associated with the use or operation of the Land, Improvements or Personal Property, including specifically, without limitation, the use of any and all trade names or logos used by Seller


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        in the operation of the Land, Improvements or Personal Property; and (v)
        to the extent assignable, all plans, specifications, drawings, reports, studies, books, records and other documents pertaining to the Land, Improvements or Personal Property (the property described in this Section 1.1(e) being sometimes herein referred to collectively as the "Intangibles").

        1.2 Property Defined. The Land, the Improvements, the Personal Property, the Leases and the Intangibles are hereinafter sometimes referred to collectively as the "Property."

        1.3 Permitted Exceptions. The Property shall be conveyed subject to the matters which are deemed to be Permitted Exceptions pursuant to Section 2.3 hereof (herein referred to collectively as the "Permitted Exceptions").

        1.4 Purchase Price. Seller is to sell and Purchaser is to purchase the Property for a total of Thirty Five Million Eight Hundred Thousand and No/100 Dollars ($35,800,000.00) (the "Purchase Price").

        1.5 Payment of Purchase Price. The Purchase Price shall be payable in cash or immediately available funds at Closing.

        1.6 Independent Contract Consideration. Upon the Effective Date hereof, Purchaser shall deliver to Seller a check in the amount of Fifty and No/100 Dollars ($50.00) ("Independent Contract Consideration"), which amount the parties hereby acknowledge and agree has been bargained for and agreed to as consideration for Seller's execution and delivery of this Agreement. The Independent Contract Consideration is in addition to and independent of any other consideration or payment provided in this Agreement, and is nonrefundable in all events.

        1.7 Earnest Money. Within three (3) business days after the Effective Date hereof, Purchaser shall deposit with Partners Title Company (the "Title Company") at 712 Main Street, Suite 2000E, Houston, Texas 77002-3215 (Attention: Reno Hartfiel) the sum of Five Hundred Thousand and 00/100 Dollars ($500,000) (the "First Deposit") to be held by the Title Company in accordance with the terms of this Agreement. Within one (1) business day after the expiration of the Inspection Period (as hereinafter defined), if this Agreement has not then been terminated in accordance with the terms hereof, Purchaser shall deposit with the Title Company additional cash in the amount of Five Hundred Thousand and 00/100 Dollars ($500,000) (the "Second Deposit") as additional earnest money under this Agreement. The First Deposit and the Second Deposit, together with any additional earnest money deposited pursuant to
Section 4.6 of this Agreement and all interest earned on such sums, are herein referred to collectively as the "Earnest Money." The Earnest Money shall be held by the Title Company in an interest-bearing account in accordance with the terms of this Agreement. All interest accruing on such sum shall become a part of the Earnest Money and shall be distributed as Earnest Money in accordance with the terms of this Agreement. At Closing, the Earnest Money shall be applied towards payment of the Purchase Price.


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                                   ARTICLE II

                                TITLE AND SURVEY

        2.1 Commitment for Title Insurance. Within five (5) days after the Effective Date, Seller shall deliver to Purchaser and the surveyor described in
Section 2.2 below (a) a current title commitment (the "Title Commitment") covering the Property, showing all matters affecting title to the Property and binding the Title Company to issue at Closing an Owner's Policy of Title Insurance, on the form customarily used in the area in which the Property is located, in the full amount of the Purchase Price pursuant to Section 2.5 hereof, and (b) legible copies of all instruments (the "Exception Instruments") referenced in the Title Commitment.

        2.2 Survey. Within ten (10) days after the Effective Date, Seller shall, at Seller's expense, furnish to Purchaser a current Survey (the "Survey") of the Property prepared by a reputable and duly licensed surveyor or surveying firm. The Survey shall (a) locate all easements (whether of record or apparent from an inspection of the Property) and rights of way on or adjacent to the Property (identified by recording data, if applicable), (b) show the Improvements situated on the Real Estate and the dimensions of all buildings thereon, (c) show the location and size of all streets (existing or proposed) on or adjacent to the Property, (d) show any encroachments or protrusions, railroads, rivers, creeks, or other water courses, fences, utilities (including size and location), and other matters located on or affecting the Property (and any recording information relating thereto), (e) set forth the number of square feet comprising the Property, together with a legal description of the boundaries of the Property by metes and bounds; (f) certify that the Property does not lie within the 100-year flood plain as established by the U.S. Army Corps of Engineers, (g) contain a certification by the surveyor in the form of Exhibit B attached hereto, and (h) in general, comply with the standards for an American Land Title Association survey. Unless otherwise agreed by Seller and Purchaser, the metes and bounds description contained in the Survey shall be the legal description employed in the documents of conveyance of the Property.

        2.3 Title Review Period. After receipt of the last of the Title Commitment, legible copies of the Exception Instruments, and the Survey, Purchaser shall have a period of ten (10) days to review the state of Seller's title to the Property (the "Title Review Period"). If the Survey, the Title Commitment or the Exception Instruments reflect or disclose any defect, exception or other matter affecting the Property ("Title Defects") that is unacceptable to Purchaser in Purchaser's reasonable discretion, then prior to the expiration of the Title Review Period, Purchaser may provide Seller with written notice of its objections, and Seller shall have ten (10) days (the "Cure Period") from the date of the notice to remove or cure any Title Defects to the satisfaction of Purchaser. Seller shall use its reasonable, good faith efforts to remove or cure the Title Defects to Purchaser's reasonable satisfaction, but shall not be required to incur any costs in excess of One Thousand Dollars ($1,000) in doing so (other than as provided in Section 2.4 below) or to institute litigation. If Seller does not cure any or all of the Title Defects within the Cure Period, Seller shall notify Purchaser in writing, prior to the expiration of the Cure Period, of its failure to cure such Title Defects, and Purchaser may, prior to the later of (a) five (5) days after receipt of Seller's notice of its failure to cure, or (b) the expiration of the Inspection Period (hereinafter defined) either (i) terminate this Agreement by written notice delivered to Seller, or (ii) elect to waive any uncured Title Defect. If Purchaser fails to terminate this Agreement by written notice delivered to Seller prior to the expiration of the time period referenced in the immediately preceding sentence, then any Title Defects that Seller has not cured shall be deemed waived by Purchaser. If Purchaser shall fail to notify Seller in writing of any objections to the state of Seller's title to the Property as shown by the Title Commitment, the Exception Documents or the Survey, or if Purchaser elects to waive all or any of the Title Defects, or is deemed to have waived all or any of the Title Defects, then any exceptions to Seller's title to which Purchaser has not objected or which have been objected to and


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waived by Purchaser and which are disclosed by the Title Commitment shall be considered to be "Permitted Exceptions". If Purchaser terminates this Agreement pursuant to this section, then neither Seller nor Purchaser shall have any further rights or obligations under this Agreement and the Earnest Money shall be returned to Purchaser.

        2.4 Obligation to Cure Liens. Notwithstanding anything to the contrary contained in this Article II, if at Closing there are any mechanic's or materialmen's liens or mortgages, deeds of trust or other instruments creating a lien for borrowed money against all or any part of the Property, Seller shall discharge the same of record and apply such portions of the Purchase Price or Seller's funds as may be necessary to accomplish the same.

        2.5 Owner's Policy of Title Insurance. At Closing, Seller shall cause the Title Company to issue to Purchaser an Owner's Policy of Title Insurance (the "Title Policy") covering the Property, in the full amount of the Purchase Price, on the form customarily used in the area in which the Property is located, insuring that Purchaser is the owner of good and indefeasible fee simple title to the Property, subject only to the Permitted Exceptions, and with the standard printed exceptions modified as follows: (a) the exception for restrictive covenants shall either be deleted or shall list specific restrictions; (b) the exception for ad valorem taxes shall reflect only taxes for the current year and subsequent years, and subsequent assessments for prior years due to changes in land usage or ownership, and shall be endorsed "not yet due and payable"; (c) there shall be no exception for "visible and apparent easements," for "public or private roads" or the like; (d) there shall be no exception for "rights of parties in possession," although there may be an exception for Leases specifically described in the Title Policy; and (e) any reference to submitting claims under the Title Policy to arbitration shall be deleted.

                                   ARTICLE III

                                INSPECTION PERIOD

        3.1 Right of Inspection. During the period beginning upon the Effective Date and ending at 5 p.m., Dallas, Texas time, on the thirtieth (30th) day following the Effective Date (hereinafter referred to as the "Inspection Period"), Purchaser shall have the right to make a physical inspection of the Property, to conduct tests thereon (including specifically, without limitation, environmental tests and soil borings), to review the Due Diligence Materials (as hereinafter defined) and all other books, records and documents maintained by Seller relating to the Property, and to make inquiries to governmental authorities and other appropriate parties, so as to determine, at the sole discretion of Purchaser, whether the Property is suitable for Purchaser's purposes. All inspections shall occur upon at least twenty-four (24) hours prior notice to Seller at reasonable times and shall be conducted so as not to unreasonably interfere with use of the Property by Seller or its tenants. Purchaser has advised Seller that Purchaser must cause to be prepared up to three (3) years of audited financial statements in respect of the Property in compliance with the policies of Purchaser and certain laws and regulations, including, without limitation, Securities and Exchange Commission Regulation S-X, Rule 3-14. Seller agrees to use reasonable efforts to cooperate with Purchaser's auditors in the preparation of such audited financial statements (it being understood and agreed that the foregoing covenant shall survive Closing). Without limiting the generality of the preceding sentence, upon at least twenty-four (24) hours prior notice, (i) Seller shall, during normal business hours, allow Purchaser's auditors reasonable access to the books and records maintained by Seller (and the Property's property manager) in respect of the Property; (ii) Seller shall use reasonable efforts to provide to Purchaser such financial information and supporting documentation as are necessary for Purchaser's auditors to prepare audited financial statements; and (iii) Seller shall make Seller's property manager and Seller's asset manager in respect of the Property available for interview in connection with the conduct of such audit. Purchaser agrees


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that it will reimburse Seller for any reasonable expenses incurred in connection with a request for financial information made pursuant to this Section 3.1.

Purchaser agrees to indemnify and hold Seller harmless of and from any claim for physical damages or physical injuries arising from Purchaser's inspection of the Property, and notwithstanding anything to the contrary in this Agreement, such obligation to indemnify shall survive Closing or any termination of this Agreement. It shall be a condition precedent to the obligations of Purchaser under this Agreement that Seller shall have complied with the covenants set forth in this Section 3.1 as of the Closing Date.

        3.2 Right of Termination. Seller agrees that in the event Purchaser determines, in Purchaser's sole discretion, that the Property is not suitable for its purposes, or that it is in the interest of Purchaser to terminate this Agreement for any other reason, then Purchaser shall have the right to terminate this Agreement by sending written notice thereof (hereinafter referred to as the "Notice of Termination") to Seller prior to the expiration of the Inspection Period. Upon delivery by Purchaser of such Notice of Termination within the Inspection Period, this Agreement shall terminate and the Earnest Money shall be returned to Purchaser. If Purchaser fails to send Seller a Notice of Termination prior to the expiration of the Inspection Period, Purchaser shall no longer have any right to terminate this Agreement under this Article III.

In the event that this Agreement is terminated or the Closing does not occur as of the Closing Date (or the Closing Date as extended), then promptly, at the request of Seller, Purchaser shall return to Seller all Due Diligence Materials delivered by Seller in accordance with this Agreement.

                                   ARTICLE IV

                                     CLOSING

        4.1 Time and Place. Subject to the provisions of Section 4.6, closing of the transaction contemplated hereby ("Closing") shall be held at the offices of the Title Company on the first monthly payment date of the Mortgage Loan that follows the thirtieth (30th) day after the expiration of the Inspection Period (the "Closing Date") unless otherwise mutually agreed by Seller and Purchaser. At Closing, Seller and Purchaser shall perform the obligations set forth in, respectively, Section 4.2 and Section 4.3, the performance of which obligations shall be concurrent conditions.

        4.2     Seller's Obligations at Closing. At Closing, Seller shall:

                (a) deliver to Purchaser a Special Warranty Deed (the "Deed") in the form of Exhibit C attached hereto and made a part hereof, executed and acknowledged by Seller and in recordable form, conveying the Land and Improvements to Purchaser, subject only to the Permitted Exceptions;

                (b) deliver to Purchaser a Bill of Sale and Assignment (the "Bill of Sale") in the form of Exhibit D attached hereto and made a part hereof, executed and acknowledged by Seller and in recordable form;

                (c) join (or cause to be joined) with Purchaser in the execution and acknowledgment of an Assignment and Assumption of Contracts (the "Assignment of Contracts") in the form of Exhibit E attached hereto and made a part hereof;

                (d) join with Purchaser in the execution of a letter to each tenant of the Property in the form of Exhibit F attached hereto and made a part hereof;


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                (e)     deliver to Purchaser a FIRPTA Affidavit in the form of
        Exhibit G attached hereto and made a part hereof, duly executed by Seller;

                (f) deliver to Purchaser a current rent roll for the Property certified by Seller to be true and correct as of the Closing Date;

                (g) deliver to Purchaser a "bills paid affidavit" verifying that there are no unpaid bills, expenses or claims with respect to the Property and indemnifying Purchaser from any loss, liability or expense resulting from or incident to any such matters;

                (h)     intentionally deleted;

                (i) deliver to Purchaser such evidence as Purchaser's counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Seller;

                (j) deliver to Purchaser original Leases, original Operating Agreements and all other documents described in Section 1.1 hereof;

                (k) deliver to Purchaser possession and occupancy of the Property, subject to the Permitted Exceptions;

                (l) deliver to Purchaser all available keys or access cards used with respect to the Property in Seller's possession; and

                (m)     deliver to Purchaser the Title Policy pursuant to
        Section 2.5 hereof.

        4.3     Purchaser's Obligations at Closing. At Closing, Purchaser shall:

                (a) pay to Seller the amount of the Purchase Price in cash or immediately available wire transferred funds, it being agreed that at Closing the Earnest Money shall be delivered to Seller and applied towards payment of the Purchase Price;


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                (b)     join Seller in execution of the instruments described in
        Sections 4.2(c) and 4.2(d) above; and

                (c) deliver to Seller such evidence as Seller's counsel and/or the Title Company may reasonably require as to the authority of the person or persons executing documents on behalf of Purchaser.

        4.4 Credits and Prorations. The following provisions shall govern the apportionment of income and expenses with respect to the Property between Seller and Purchaser:

                (a) Real estate taxes and assessments and personal property taxes shall be prorated between Seller and Purchaser at Closing. If the Closing shall occur before the amount of taxes is fixed, the apportionment of taxes shall be made based upon one hundred percent (100%) of the tax rate for the preceding year, applied to the latest assessed valuation of the Property. Upon receipt of the actual tax bill for the Property, the proration of taxes made at Closing shall be subject to adjustment pursuant to Section 4.4(h) below.

                (b) Expenses under the Operating Agreements shall be prorated between Seller and Purchaser at Closing.

                (c) Seller shall arrange for final meter readings on all utilities at the Property to be taken on the day preceding Closing. Seller shall be responsible for the payment of utilities used through the day preceding the Closing Date and Seller shall be responsible for the payment of utilities used on or after the Closing Date. With respect to any utility for which there is no meter, the expenses for such utility shall be prorated between Seller and Purchaser at Closing based upon the most current bill for such utility. Any deposits for utilities shall inure to the benefit of and be deemed assigned to Purchaser. Seller and Purchaser shall cooperate to cause the transfer of utility company accounts from Seller to Purchaser.

                (d) Basic rents ("Basic Rent") and additional rent relating to escalation and pass-throughs of operating and other similar expenses ("Additional Rent") shall be prorated between Seller and Purchaser based upon Basic Rent and Additional Rent actually collected. All prepaid Basic Rent, Additional Rent and other income from the Property shall be credited to Purchaser at Closing, to the extent same is attributable to a period of time after Closing. With respect to Additional Rent which is paid based upon an estimate, with an end-of-year accounting and adjustment, after Closing Seller and Purchaser shall make any adjustments to the proration of such items made at Closing at such time as the final tax and operating expenses numbers become available and such end-of-year accountings are completed. Any Additional Rent which may be due Seller as a result of such re-prorations shall be paid by Purchaser to Seller if and when such Additional Rent is collected by Purchaser.

                (e) Basic Rent and Additional Rent which is delinquent and remains uncollected at Closing shall not be prorated between Seller and Purchaser at Closing. At Closing, Seller shall furnish to Purchaser a schedule of delinquent Basic Rent and Additional Rent due under the Leases. Purchaser shall pay Seller's prorata share of any delinquent Basic Rent and Additional Rent if and when collected by Purchaser; provided, however, that Purchaser shall have no obligation to collect or pursue the collection of same. It is understood and agreed that any Basic Rent or Additional Rent collected by Purchaser after Closing shall be applied first to currently due Basic Rent and Additional Rent. Purchaser shall hold all landlord's liens in the entireties thereof to enforce the payment of rentals to which Purchaser is entitled, and Seller shall be deemed to have transferred to Purchaser all of such landlord's liens.

                (f) All security deposits and other deposits payable to tenants under the Leases shall be credited to Purchaser at Closing.

                (g) Leasing commissions and Tenant Inducement Costs (as hereinafter defined) with respect to the Leases entered into after the Effective Date and prior to the Closing Date (the "Prorated Leases") shall be prorated between Seller and Purchaser at Closing.

                (h) The prorations described in this Section 4.4 shall be made as of 12:01 a.m. on the Closing Date, as if Purchaser were vested with title to the Property during the entire day upon which Closing occurs. All prorations described in this Section 4.4 shall be effected by increasing or decreasing, as the case may be, the amount of cash to be paid by Purchaser to Seller at Closing.


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        Seller and Purchaser agree to adjust between themselves after Closing any errors or omissions in the prorations made at Closing; provided, however, that such prorations shall be deemed final and not subject to further post Closing adjustments if no such adjustments have been requested within one (1) year after the Closing Date.

        4.5 Closing Costs. Seller shall pay (a) the fees of any counsel representing it in connection with this transaction; (b) the basic premium for the Title Policy; (d) the cost of the Survey; (e) the fees for recording the deed conveying the Property to Purchaser; and (f) one-half (1/2) of any escrow fee which may be charged by the Title Company. Purchaser shall pay (x) the cost of any endorsement to the Title Policy desired by Purchaser; (y) the fees of any counsel representing Purchaser in connection with this transaction; and (z) one-half (1/2) of any escrow fees charged by the Title Company. All other costs and expenses incident to this transaction and the closing thereof shall be paid by the party incurring same.

        4.6 Defeasance of Mortgage Loan. Reference is made to the existing loan secured by the Property (the "Mortgage Loan") held or serviced by Bank of America ("Lender"). Notwithstanding anything contained herein to the contrary, it shall be a condition precedent to the obligation of Purchaser to consummate the transaction that is the subject of this Agreement that Seller and Purchaser shall cause the Mortgage Loan to be defeased at or prior to Closing, such that the Property will be conveyed to Purchaser free and clear of the Mortgage Loan. In connection with defeasance of the Mortgage Loan, the parties agree as follows:

                (a) One (1) business day following the execution of this Agreement, Seller shall give notice to Lender that Seller intends to defease the Mortgage Loan. Thereafter, Seller and Purchaser shall use diligent, good faith efforts to cooperate with Chatham Financial Corporation ("Chatham") in arranging for defeasance of the Mortgage Loan at or prior to Closing. Seller and Purchaser agree that Purchaser shall be primarily responsible for working with Chatham and Lender during the defeasance process.

                        Seller and Purchaser agree to each send the other party copies of any correspondence and other written communications (including, without limitation, emails) concerning the defeasance of the Mortgage Loan. Seller hereby authorizes Lender to discuss such defeasance of the Mortgage Loan with Purchaser and agrees that Lender may, without any liability to Seller, disclose to Purchaser any information concerning such defeasance of the Mortgage Loan. Seller agrees that Lender shall be a third party beneficiary of the foregoing authorization. If Lender will not disclose information concerning the defeasance to Purchaser, then Purchaser shall have the right to make inquiries of Seller with respect to the status of the defeasance of the Mortgage Loan, and Seller shall immediately respond in good faith to such inquiries.

                (b) If the defeasance of the Mortgage Loan is not completed as of the scheduled Closing Date, the date of Closing shall automatically be extended to a date not later than the date of the first monthly payment date of the Mortgage Loan that follows the thirtieth
        (30th) day after the original Closing Date in order to allow Seller and Purchaser additional time to arrange for defeasance of the Mortgage Loan so long as the Purchaser shall deposit with the Title Company additional Earnest Money in the amount of One Million Dollars ($1,000,000) not later than the original Closing Date.


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                (c)     Purchaser shall pay all costs incurred in connection
        with the defeasance of the Mortgage Loan. In addition, if Purchaser terminates this Agreement during the Inspection Period, Purchaser shall be responsible for all costs incurred for the defeasance of the Mortgage Loan. The costs to be paid by the Purchaser shall include, without limitation, the portion of the total cost of the securities required to defease the Mortgage Loan (the "Securities Cost") that are attributable to the Defeasance Premium (as defined below), rating agency fees, third party legal fees, accountant fees, intermediary fees, fees associated with the creation of the successor borrower, servicer fees and trustee fees. The portion of the Securities Cost attributable to the outstanding balance of the Mortgage Loan as of the date of Closing (the "Outstanding Balance") shall be paid by the Seller from the proceeds of the Purchase Price.

                        The term "Defeasance Premium" means the difference between the Securities Cost and the Outstanding Balance.

                (d) Upon defeasance of the Mortgage Loan, Seller shall be entitled to received from Lender any remaining deposits for taxes and insurance previously deposited by Seller with Lender.

                                    ARTICLE V

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

        5.1 Representations and Warranties of Seller. Seller hereby represents and warrants to Purchaser as follows:

                (a) Seller has the full right, power and authority to enter into this Agreement and to perform all of its obligations under this Agreement, and the execution and delivery of this Agreement and the performance by Seller of its obligations under this Agreement require no further action or approval of Seller's partners or of any other person in order to constitute this Agreement as a binding and enforceable obligation of Seller.

                (b) To Seller's actual knowledge there are no defects in the Property.

                (c) To Seller's actual knowledge, the Property is not in violation of any governmental order, regulation, statute, code or ordinance dealing with the use, construction, operation, safety and/or maintenance thereof, and all existing zoning and building codes and other applicable laws and governmental regulations permit the operation of the Property in accordance with its present usage.

                (d) To Seller's actual knowledge, there is no pending condemnation, expropriation, eminent domain, litigation, administrative action or other legal proceeding affecting all or any portion of the Property, and Seller has not received any written or oral notice of any of the same and has no actual knowledge that any such proceeding is contemplated.

                (e) To the Seller's actual knowledge, there is no default of Seller under any of the Leases and no tenant under the Leases has asserted any claim or offset which would in any way affect the collection of rent from such tenant, nor has any tenant given any notice to Seller of its intention to terminate its tenancy.

                (f) This Agreement and the conveyance of the Property will not cause to be imposed on Purchaser any liability to withhold any amount pursuant to Section 1445 of the Internal Revenue Code or the implementing regulations.

        5.2 Covenants of Seller. Seller hereby covenants with Purchaser as follows:

                (a) Within five (5) days after the Effective Date, Seller shall deliver to Purchaser the documents and other items (the "Due Diligence Materials") listed on Exhibit J attached hereto and made a part hereof, if applicable.

                (b) So long as this Agreement remains in effect, Purchaser will be allowed access to the Property and the books and records related to the Property under the terms and conditions set forth in Section 3.1 hereof.

                (c) Seller shall not negotiate, execute or commit to enter into (i) any Lease; or (ii) any modification, amendment, restatement or renewal of any Lease, without Purchaser's prior written consent in each instance not to be unreasonably withheld, conditioned or delayed.

                (d) Seller shall not enter into any other contract (or an extension or modification of any other contract) with respect to the Property which will survive the Closing or otherwise affect the use, operation or enjoyment of the Property after the Closing, without first obtaining Purchaser's prior written consent thereof not to be unreasonably withheld, conditioned or delayed.

                (e) After the date hereof and prior to Closing, no part of the Property, nor any interest therein, will be alienated, liened, encumbered or otherwise transferred.

                (f) Pending Closing, Seller shall operate and manage the Property in a normal businesslike manner, maintaining present services and insurance policies, and shall maintain the Property in good repair and working order, shall keep on hand sufficient materials, supplies, equipment, inventory and other personal property for the efficient operation and management of the Property in a first-class manner, and shall perform when due, all of Seller's obligations under the Leases and other contracts affecting the Property and otherwise in accordance with applicable laws, ordinances, rules and regulations affecting the Property. Seller shall remedy any violation of any law, ordinance, order or other requirement of any governmental authority having jurisdiction over or affecting all or any part of the Property. Seller shall deliver the Property at Closing in substantially the same condition as it was on the Effective Date, reasonable wear and tear excepted. None of the Personal Property shall be removed from the Property, unless replaced by personal property of equal or greater utility and value.

                (g) Seller has paid or will pay in full, prior to Closing, all bills and invoices for labor, goods, materials and services of any kind with respect to the Property and utility charges relating to the period prior to Closing. Without limiting the foregoing, any and all leasing commissions and Tenant Inducement Costs (as hereinafter defined) due or to become due with respect to Leases in existence on the Effective Date or Leases obtained prior to Closing (excluding the Prorated Leases) will be paid in full by Seller on or before the Closing Date. Leasing commissions and Tenant Inducement Costs for the Prorated Leases shall be prorated as provided in Section 4.4(g). As used herein, the term "Tenant Inducement Costs" means any payment required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement, including specifically without limitation, tenant improvement costs, lease buyouts and moving allowances.

                (h) Seller shall, at the sole expense of Seller, cause any management and leasing agreement existing in respect of the Property to be terminated effective as of the Closing Date.

                (i) Seller shall promptly notify Purchaser of any change in any condition with respect to the Property or of any event or circumstance which makes any representation or warranty of Seller to Purchaser under this Agreement untrue or misleading, or any covenant of Seller under this Agreement incapable or less likely of being performed, it being understood that Seller's obligation to provide notice to Purchaser under this Section 5.2 shall in no way relieve Seller of any liability for a breach by Seller of any of its representations, warranties or covenants in this Agreement.

        5.3 Tenant Estoppels Seller shall make commercially reasonable efforts to obtain and deliver to Purchaser upon receipt, but no later than five
(5) business days prior to the Closing Date (the "Estoppel Return Date"), a tenant estoppel certificate in substantially the form of Exhibit H attached hereto executed by each tenant at the Property; provided, however, the form of tenant estoppel certificate shall reflect appropriate changes thereto for any tenant that has specific requirements in its Lease regarding the form of the tenant estoppel certificate. An executed tenant estoppel certificate in the form of Exhibit H (as such form may be changed for any tenant that has specific requirements in its Lease regarding the form of the tenant estoppel certificate) is herein referred to as a "Tenant Estoppel". Seller shall deliver each Tenant Estoppel to Purchaser (regardless of whether it complies with this Agreement) promptly following Seller's receipt thereof. Notwithstanding anything contained herein to the contrary, it shall be a condition precedent to the obligation of Purchaser to consummate the transaction that is the subject of this Agreement that Seller deliver to Purchaser, on or before the Estoppel Return Date, Tenant Estoppels executed by tenants occupying, in the aggregate, at least ninety percent (90%) of the leased square footage at the Property (such condition being herein referred to as the "Tenant Estoppel Condition"). In the event that Seller is unable to satisfy the Tenant Estoppel Condition by the Estoppel Return Date, Seller shall not be in default under this Agreement. However, if the Tenant Estoppel Condition is not fulfilled as of the Estoppel Return Date, then, for three (3) business days thereafter, Purchaser shall have the option either to
(i) waive the Tenant Estoppel Condition, or (ii) terminate this Agreement, in which event all of the Earnest Money shall be returned to Purchaser.

        5.4 Representations and Warranty of Purchaser. Purchaser hereby represents and warrants to Seller that Purchaser has the full right, power and authority to enter into this Agreement and to carry out Purchaser's obligations hereunder, and to perform all of its obligations under this Agreement, and the execution and delivery of this Agreement and the performance by Purchaser of its obligations under this Agreement requires no further action or approval of Purchaser's members or managers or of any other person in order to constitute this Agreement as a binding and enforceable obligation of Purchaser.

        5.5     Survival of Obligations. Seller and Purchaser agree as follows:

                (a) The representations and warranties made by Seller herein shall be continuing and shall be deemed to be made by Seller as of the Closing Date with the same force and effect as if made at and as of that time. All representations, warranties and covenants made by Seller herein shall survive Closing for a period of two (2) years, unless a longer survival period is expressly provided herein. Seller shall indemnify and hold Purchaser free and harmless from and against all losses, costs, damages and expenses of every kind and nature whatsoever (including reasonable attorneys' fees and costs) sustained by Purchaser as a result of any breach of any representation, warranty or covenant made by Seller in this Agreement.

                (b) The representations and warranties made by Purchaser herein shall be continuing and shall be deemed to be made by Purchaser as of the Closing Date with the same force and effect as if made at and as of that time. All representations and warranties of Purchaser shall survive Closing for a period of two (2) years, unless a longer survival period is expressly provided herein. Purchaser shall indemnify and hold Seller free and harmless from and against all losses, costs, damages, and expenses of every kind and nature whatsoever (including reasonable attorneys' fees and costs) sustained by Seller as a result of any breach of any representation or warranty made by Purchaser.

                                   ARTICLE VI

                       Conditions Precedent to the Closing

        6.1. Conditions Precedent of Purchaser. In addition to all other conditions set forth in this Agreement, Purchaser's obligation to consummate the Closing is subject to the satisfaction of each and every one of the conditions precedent set forth in this Section 6.1 (all of which are for the sole benefit of Purchaser):

                (a) All representations of Seller set forth in Section 5.1 shall be true, correct and complete in all material respects as of the Effective Date and shall be true, correct and complete in all material respects as of the Closing Date.

                (b) Seller shall have performed in all material respects all obligations required to be performed by Seller hereunder prior to or in connection with the Closing.

        6.2. Conditions Precedent of Seller. In addition to all other conditions set forth in this Agreement, Seller's obligation to consummate the Closing is subject to the satisfaction of each and every one of the conditions precedent set forth in this Section 6.2 (all of which are for the sole benefit of Seller):

                (a)     All representations of Purchaser set forth in Section
        5.4 shall be true, correct and complete in all material respects as of the Effective Date and shall be true, correct and complete in all material respects as of the Closing Date; and

                (b) Purchaser shall have performed in all material respects all obligations required to be performed by Purchaser hereunder prior to or in connection with the Closing.

        6.3 Failure of Condition Precedent. Upon the failure of any of the foregoing conditions precedent, the party benefited by such failed condition shall have the option to (a) waive such condition precedent and proceed to Closing, or (b) terminate this Agreement by sending written notice to the other party on or before the date of Closing, in which event the Earnest Money shall be returned to the non-defaulting party.

                                   ARTICLE VII

                                     DEFAULT

        7.1 Default by Purchaser. In the event that Purchaser fails to consummate this Agreement for any reason, except Seller's default or the permitted termination of this Agreement by either Seller or Purchaser as herein expressly provided, Seller shall be entitled to either (i) terminate this Agreement and receive the Earnest Money as liquidated damages for the breach of this Agreement, it being agreed between the parties hereto that the actual damages to Seller in the event of such breach are impractical to ascertain and the amount of the Earnest Money is a reasonable estimate thereof, or (ii) terminate this Agreement and seek any and all remedies available to Seller at law or in equity except for specific performance. In the event that Purchaser closes under this Agreement and then fails to fully and timely perform any of its other obligations under this Agreement that survive or are performable after the Closing, Seller may seek all remedies available at law or in equity.

        7.2 Default by Seller. In the event that Seller fails fail to consummate this Agreement for any reason, except Purchaser's default or the permitted termination of this Agreement by Seller or Purchaser as herein expressly provided, Purchaser shall be entitled, as its exclusive remedies, either (i) to terminate this Agreement by giving written notice thereof to Seller, whereupon neither party shall have any further rights or obligations under this Agreement and the Earnest Money shall be returned to Purchaser, or
(ii) to enforce specific performance of Seller's obligations under this Agreement; provided, however, if Seller's default is such that specific performance cannot be granted as a judicial remedy, then Purchaser may seek any and all other remedies available at law or in equity. In the event Purchaser closes under this Agreement and then Seller fails to fully perform any of its other obligations under this Agreement that survive or are performable after the Closing, Purchaser may seek all remedies available at law or in equity.

                                  ARTICLE VIII

                                  RISK OF LOSS

        8.1 Minor Damage. In the event of loss or damage to the Property or any portion thereof (the "premises in question") which is not "major" (as hereinafter defined), this Agreement shall remain in full force and effect provided Seller performs any necessary repairs or, at Seller's option, reduces the cash portion of the Purchase Price in an amount equal to the cost of such repairs, Seller thereby retaining all of Seller's right, title and interest to any claims and proceeds Seller may have with respect to any casualty insurance policies or condemnation awards relating to the premises in question. In the event that Seller elects to perform repairs upon the Property, Seller shall use reasonable efforts to complete such repairs promptly and the date of Closing shall be extended a reasonable time (but in no event more than forty-five (45) days) in order to allow for the completion of such repairs.

        8.2 Major Damage. In the event of a "major" loss or damage, Purchaser may terminate this Agreement by written notice to Seller, in which event the Earnest Money shall be returned to Purchaser. If Purchaser does not send written notice to Seller that Purchaser has elected to proceed with Closing within ten (10) days after Seller sends Purchaser written notice of the occurrence of major loss or damage, then Purchaser shall be deemed to have elected to terminate this Agreement and the Earnest Money shall be returned to Purchaser. If Purchaser sends notice to Seller within such ten (10) day period that Purchaser desires to proceed with Closing, this Agreement shall remain in effect, provided that the Purchase Price shall be reduced by an amount equal to the cost of repairing the Property to its condition prior to the occurrence of the major loss or damage and Seller shall receive the proceeds of all insurance claims with respect to such major loss or damage. Upon Closing, full risk of loss with respect to the Property shall pass to Purchaser. For purposes of Sections 8.1 and 8.2, "major" loss or damage refers to the following: (i) loss or damage to the Property or any portion thereof such that the cost of repairing or restoring the premises in question to a condition substantially identical to that of the premises in question prior to the event of damage would be, in the certified opinion of a mutually acceptable architect, equal to or greater than Three Hundred Fifty-Eight Thousand and No/100 Dollars ($358,000.00), and (ii) any loss due to a condemnation.

                                   ARTICLE IX

                                   COMMISSIONS

        9.1 Brokerage Commissions. In the event the transaction contemplated by this Agreement is consummated, but not otherwise, Seller agrees to pay to Swearingen Realty Group, L.L.C. (the "Broker") a brokerage commission pursuant to a separate written agreement between Seller and Broker. Each party agrees that should any claim be made for brokerage commissions or finder's fees by any broker or finder other than the Broker by, through or on account of any acts of said party or its representatives, said party will hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense in connection therewith. In the event the transaction envisioned hereby fails to close for any reason, including without limitation Seller's or Purchaser's default, Seller shall have no obligation for the payment of any commission or similar type fee hereunder. The provisions of this paragraph shall survive Closing.

                                    ARTICLE X

                                  MISCELLANEOUS

        10.1 Disclaimers. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT PURCHASER IS PURCHASING THE PROPERTY "AS IS" AND "WHERE IS," AND WITH ALL FAULTS AND THAT SELLER IS MAKING NO REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE PROPERTY, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT.

        10.2 Assignment. Purchaser's rights and obligations hereunder shall not be assignable to any party other than an Affiliate (as hereinafter defined) without the prior written consent of Seller. Purchaser may assign its rights under this Agreement to an Affiliate without the prior written consent of Seller by notice to Seller given prior to the Closing. For purposes hereof, the term "Affiliate" shall mean: (a) an entity that controls, is controlled by, or is under common control with Purchaser; (b) any partnership in which Purchaser or Purchaser's controlling member is the general partner; or (c) any fund or entity sponsored by Purchaser. Subject to the provisions of this Section, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

        10.3 Title Policy or Abstract. The Texas Real Estate License Act requires written notice to Purchaser that it should have an attorney examine an abstract of title to the property being purchased or obtain a title insurance policy. Notice to that effect is, therefore, hereby given to Purchaser.

        10.4 Notices. Any notice pursuant to this Agreement shall be given in writing by (a) personal delivery, or (b) expedited delivery service with proof of delivery, or (c) United States Mail, postage prepaid, registered or certified mail, return receipt requested, or (d) prepaid telegram, telex or telecopy (provided that such telegram, telex or telecopy is confirmed by expedited delivery service or by mail in the manner previously described), sent to the intended addressee at the address set forth below, or to such other address or to the attention of such other person as the addressee shall have designated by written notice sent in accordance herewith, and shall be deemed to have been given either at the time of personal delivery, or, in the case of expedited delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of telegram, telex or telecopy upon receipt. Unless changed in accordance with the preceding sentence, the addresses for notices given pursuant to this Agreement shall be as follows:


                        If to Seller:    One Lake Park, LLC
                                         c/o Henson-Williams Realty, Inc.
                                         2021 South Lewis, Suite 580
                                         Tulsa, Oklahoma  74104
                                         Attention: E. Eddie Henson
                                         Fax No. (918) 744-0390

                        with a copy to:  Hall, Estill, Hardwick, Gable, Golden &
                                         Nelson, P.C.
                                         320 South Boston, Suite 400
                                         Tulsa, Oklahoma  74103
                                         Atttention: Stephen Ray
                                         Fax No. (918) 594-0505

                        If to Purchaser: Harvard Property Trust, LLC
                                         15601 Dallas Parkway, Suite 600
                                         Addison, Texas  75001
                                         Attention:  Jon Dooley
                                         Fax No.  (214) 655-1610

                        with a copy to:  Powell & Coleman, L.L.P.
                                         8080 N. Central Expressway, Suite 1380
                                         Dallas, Texas  75206
                                         Attention:  Patrick Arnold
                                         Fax No.  (214) 373-8768

        10.5 Calculation of Time Periods. Unless otherwise specified, in computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State of Texas, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday.

        10.6 Time of Essence. Seller and Purchaser agree that time is of the essence of this Agreement.

        10.7 Successors and Assigns. The terms and provisions of this Agreement are to apply to and bind the permitted successors and assigns of the parties hereto.

        10.8 Entire Agreement. This Agreement, including the Exhibits, contains the entire agreement between the parties pertaining to the subject matter hereof and fully supersedes all prior agreements and understandings between the parties pertaining to such subject matter.

        10.9 Further Assurances. Each party agrees that it will without further consideration execute and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the purposes or subject matter of this Agreement.

        10.10 Attorneys' Fees. In the event of any controversy, claim or dispute between the parties affecting or relating to the subject matter or performance of this Agreement, the prevailing party shall be entitled to recover from the nonprevailing party all of its reasonable expenses, including reasonable attorneys' fees.

        10.11 Counterparts. This Agreement may be executed in several counterparts, and all such executed counterparts shall constitute the same agreement. It shall be necessary to account for only one such counterpart in proving this Agreement.

        10.12 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Agreement shall nonetheless remain in full force and effect.

        10.13 Applicable Law. THIS AGREEMENT IS PERFORMABLE IN DALLAS COUNTY, TEXAS, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE FEDERAL LAWS OF THE UNITED STATES AND THE LAWS OF THE STATE OF TEXAS. SELLER AND PURCHASER HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN DALLAS COUNTY, TEXAS, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN A STATE OR FEDERAL COURT SITTING IN DALLAS COUNTY, TEXAS. SELLER AND PURCHASER AGREE THAT THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CLOSING OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT.

        10.14   No Third Party Beneficiary. Except as expressly provided in
Section 4.6(a) relating to the Lender's right to rely on the Seller's authorization to discuss the defeasance of the Mortgage Loan with the Purchaser, the provisions of this Agreement and of the documents to be executed and delivered at Closing are and will be for the benefit of Seller and Purchaser only and are not for the benefit of any third party, and accordingly, no third party shall have the right to enforce the provisions of this Agreement or of the documents to be executed and delivered at Closing.

        10.15 Exhibits and Schedules. The following schedules or exhibits attached hereto shall be deemed to be an integral part of this Agreement:

        (a)     Exhibit A - Legal description of the Land

        (b)     Exhibit B - Form of Surveyor Certification

        (c)     Exhibit C - Form of Special Warranty Deed

        (d)     Exhibit D - Form of Bill of Sale and Assignment

        (e)     Exhibit E - Form of Assignment and Assumption of Contracts

        (f)     Exhibit F - Form of Tenant Notification Letter

        (g)     Exhibit G - FIRPTA Affidavit

        (h)     Exhibit H - Form of Tenant Estoppel

        (i)     Exhibit I - List of Leases

        (j)     Exhibit J - Due Diligence Materials

        10.16 Captions. The section headings appearing in this Agreement are for convenience of reference only and are not intended, to any extent and for any purpose, to limit or define the text of any section or any subsection hereof.

        10.17 Construction. The parties acknowledge that the parties and their counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments hereto.

        10.18 Exclusive. Until this Agreement is terminated, Seller will cease its marketing efforts and will not solicit, negotiate or enter into any backup letters of intent, proposals, options or contracts with regard to the purchase and sale of the Property.

        10.19 Tax Free Exchange. In the event that either Seller or Purchaser elect to purchase or sell the Property as part of a like kind exchange pursuant to Section 1031 of the Internal Revenue Code, the other party agrees to cooperate with such party in connection therewith and to execute and deliver all documents which reasonably may be required to effectuate such exchange as a qualified transaction pursuant to Section 1031 of the Code; provided that: (a) the Closing shall not be delayed; (b) the other party incurs no additional cost or liability in connection with the like-kind exchange; (c) such party pays all costs associated with the like-kind exchange; and (d) the other party is not obligated to take title to any other property.

        10.20 Effective Date. Upon execution of this Agreement by Purchaser and delivery of same to Seller, this Agreement shall constitute an offer by Purchaser. The offer by Purchaser herein contained shall automatically be withdrawn and become of no force or effect unless this Agreement is executed by Seller and delivered to the Title Company on or before 5 p.m., Dallas, Texas time, on November 7, 2005. The date of delivery to the Title Company of a fully executed counterpart of this Agreement, as evidenced by the Title Company's notation in the space set forth below, shall be deemed the effective date of this Agreement (the "Effective Date").

        IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement to be effective as of the Effective Date.

                                        SELLER:


Executed by Seller                      ONE LAKE PARK, LLC,
this __ day of                          a Delaware limited liability company
__________, 2005
                                        By:   2140, Inc., a Delaware corporation
                                        Its:  Managing Member


                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

Executed by Purchaser                   HARVARD PROPERTY TRUST, LLC,
this __ day of                          a Delaware limited liability company
______, 2005


                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                         ACKNOWLEDGMENT BY TITLE COMPANY
                         (Receipt of Executed Agreement)

        The Title Company hereby agrees to perform its obligations under this Agreement and acknowledges receipt of a fully executed counterpart of this Agreement on the __ day of ________, 2005, which date shall be deemed the "Effective Date" of this Agreement.


                                              PARTNERS TITLE COMPANY


                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                         ACKNOWLEDGMENT BY TITLE COMPANY
                           (Receipt of First Deposit)

        The Title Company hereby agrees to perform its obligations under this Agreement and acknowledges receipt of the First Deposit of Earnest Money from Purchaser in the amount of Five Hundred Thousand and No/100 Dollars ($500,000.00) on the __ day of ______, 2005.


                                              PARTNERS TITLE COMPANY


                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                                    Exhibit A

                       LEGAL DESCRIPTION OF ONE LAKE PARK

Being a tract of land situated in the J.W. Curtis Survey, Abstract No. 345, Dallas County, Texas, and being located in the City of Richardson, Texas, and being more particularly described as follows:

COMMENCING at the intersection of the west line of Waterview Parkway (a variable width R.O.W.); and the north line of Tatum Street (80' R.O.W.); THENCE North 89 degrees 57 minutes 00 seconds West along said north line, 694.89 feet; THENCE in a westerly direction continuing along said north line with a curve to the right, Chord Bearing North 79 degrees 04 minutes 23 seconds West, said curve having a central angle of 21 degrees 45 minutes 14 seconds and a radius of 465.06 feet, an arc distance of 176.57 feet to the PLACE OF BEGINNING;

THENCE from the PLACE OF BEGINNING in a westerly direction continuing along said north line with a curve to the right, Chord Bearing North 64 degrees 04 minutes 23 seconds West, said curve having a central angle of 08 degrees 14 minutes 46 seconds and a radius of 465.06 feet, an arc distance of 66.93 feet to a 1/2" iron pin with red FD cap for the corner;

THENCE North 59 degrees 57 minutes 00 seconds West along said north line, 244.96 feet to a 1/2" iron pin found for corner;

THENCE in a westerly direction continuing along the north line of Tatum Street with a curve to the left, Chord Bearing North 74 degrees 57 minutes 00 seconds West, said curve having a central angle of 30 degrees 00 minutes 00 seconds and a radius of 413.21 feet, an arc distance of 216.36 feet to a 1/2" iron pin found for corner;

THENCE North 89 degrees 57 minutes 00 seconds West continuing along said north line, 12.63 feet to a 1/2" iron pin with red FD cap set for corner;

THENCE North 00 degrees 03 minutes 00 seconds East, 367.13 feet to a 1/2" iron pin with red FD cap set for corner in the north line of Cullum Street (60' R.O.W.);

THENCE South 89 degrees 57 minutes 00 seconds East along said north line, 698.54 feet to a 1/2" iron pin found for corner;

THENCE South 00 degrees 03 minutes 00 seconds East, 474.28 feet to a 1/2'" iron pin with red FD cap set for corner;

THENCE North 89 degrees 57 minutes 00 seconds West, 58.12 feet to a 1/2" iron pin with red FD cap set for corner;

THENCE South 45 degrees 03 minutes 00 seconds West, 141.26 feet to a 1/2" iron pin with red FD cap set for corner;

THENCE North 89 degrees 57 minutes 00 seconds West, 49.00 feet to a 1/2" iron pin with red FD cap set for corner and the PLACE OF BEGINNING and containing
7.543 acres (328,590 square feet) of land.

                                    Exhibit B

                                     FORM OF
                             SURVEYOR CERTIFICATION

        I hereby certify to ______________, a ______________, and ______________
Title Insurance Company, that this is a true and correct survey map made on the ground per the field notes indicated on this survey map of (Land lot, etc. and street address of the Property) and correctly shows the true and correct location of the boundary lines and area of the land indicated, the location and dimensions of all buildings and the locations of all other visible improvements on said land, including but not limited to structures, fences, walls and barriers, all parking lots or areas (together with a count of all parking spaces in said lots), out buildings, water courses or ditches, and walkways, situated on such land and all easements, utilities, rights-of-way, setback lines, and similar or other restrictions (visible or of record). The buildings and improvements do not overhang or encroach upon any easement or right-of-way of others, and there are no encroachments either way across the property lines. The property surveyed contains __________________ acres and is not located within a flood plain or mudslide area as defined by the United States Department of Housing and Urban Development under the Flood Disaster Protection Act of 1973 as amended or as indicated by the Federal Emergency Management Agency, FEMA Maps or the National Flood Insurance Administration. The survey correctly shows the location and dimensions of all adjoining alleys, streets, roads and rights-of-way and distance of the subject property from the nearest major street intersection. There are no visible (a) improvements, (b) party walls (c) violations of set backs, (d) ditches, (e) water courses, (f) easements, (g) roads, streets or alleys, (h) rights of way, (i) encroachments, (j) discrepancies, or (k) overlapping or conflicts on the subject property except as shown on this survey map and the subject property does not visibly serve any adjoining property for drainage, ingress, egress or other similar purposes.

        I hereby certify that this survey map and the survey on which it is based were made in accordance with the most current Minimum Detail Requirements for ALTA/ACSM Land Title Surveys, jointly established and adopted by ALTA and ACSM (as currently adopted by the Texas Surveyors Association), and meets the accuracy requirements for a Class A Survey, as defined therein, and includes items 1 through 15 of Table 3 of the Minimum Standard Detail Requirements for ALTA/ACSM Land Title Surveys except for item 6 ("Contours") and item 14 ("Governmental Agency Requirements") which have been excluded. I further certify that this survey map was prepared by the undersigned and that the survey was performed on the ground by the undersigned or by qualified persons under the direct supervision and employment of the undersigned.


                                        By:_____________________________________
                                        Registration No.:_______________________
                                        Date:___________________________________
                                                 (Seal)

                                    Exhibit C


                          FORM OF SPECIAL WARRANTY DEED


STATE OF TEXAS    ss.
                  ss.           KNOW ALL PERSONS BY THESE PRESENTS:
COUNTY OF ______  ss.


        THAT ______________, a ______________ (herein referred to as "Grantor"), for and in consideration of the sum of Ten Dollars ($10.00) in hand paid to Grantor by ______________, a ______________(herein referred to as "Grantee"), whose mailing address is ____________________________, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has GRANTED, BARGAINED, SOLD and CONVEYED unto Grantee that certain tract of real property located in Dallas County, Texas, more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, together with (a) any and all appurtenances belonging or appertaining thereto; (b) any and all improvements located thereon; (c) any and all appurtenant easements or rights of way affecting said real property and any of Grantor's rights to use same; (d) any and all rights of ingress and egress to and from said real property and any of Grantor's rights to use same; (e) any and all mineral rights and interests of Grantor relating to said real property (present or reversionary); (f) any and all rights to the present or future use of wastewater, wastewater capacity, drainage, water or other utility facilities to the extent same pertain to or benefit said real property or the improvements located thereon, including without limitation, all reservations of or commitments or letters covering any such use in the future, whether now owned or hereafter acquired; and (g) all right, title and interest of Grantor, if any, in and to (i) any and all roads, streets, alleys and ways (open or proposed) affecting, crossing, fronting or bounding said real property, including any awards made or to be made relating thereto including, without limitation, any unpaid awards or damages payable by reason of damages thereto or by reason of a widening of or changing of the grade with respect to same, (ii) any and all strips, gores or pieces of property abutting, bounding or which are adjacent or contiguous to said real property (whether owned or claimed by deed, limitations or otherwise), (iii) any and all air rights relating to said real property, and
(iv) any and all reversionary interests in and to said real property (said real property together with any and all of the related improvements, appurtenances, rights and interests referenced in clauses (a) through (g) above being herein collectively referred to as the "Property").

        This Special Warranty Deed and the conveyance hereinabove set forth is executed by Grantor and accepted by Grantee subject to the matters described in Exhibit B attached hereto and incorporated herein by this reference, to the extent the same are validly existing and applicable to the Property (hereinafter referred to collectively as the "Permitted Exceptions").

        TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging, unto Grantee, its successors and assigns forever, subject to the matters herein stated; and Grantor does hereby bind itself and its successors and assigns to WARRANT AND FOREVER DEFEND all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise, subject to the Permitted Exceptions.

        Grantor warrants and represents that all ad valorem taxes and assessments on the Property for the year 2004 and all prior years have been fully paid.

        EXECUTED to be effective as of the __ day of _______ , 20__.

                                        GRANTOR:

                                        [Name of Seller],
                                        a ______________________________________


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


THE STATE OF  _________  ss.
                         ss.
COUNTY  OF    _________  ss.


        BEFORE ME, the undersigned authority, on this day personally appeared ______________, of ______________, a ______________, known to me to be the person and ______________ whose name is subscribed to the foregoing instrument, who acknowledged to me that, being duly authorized so to do, he executed the same for the purposes and consideration therein expressed and in the capacity therein stated for and on behalf of said ______________.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the __ day of _________ , 20__.


                                        ________________________________________
                                        Notary Public

                                        ________________________________________

                                        Printed/Typed Name of Notary

                                        My commission expires:

                                        ________________________________________

                                    Exhibit A

                                       to

                              Special Warranty Deed

                       LEGAL DESCRIPTION OF ONE LAKE PARK

                                    Exhibit D


                       FORM OF BILL OF SALE AND ASSIGNMENT


STATE OF TEXAS          ss.
                        ss.       KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF ________      ss.



        THAT this BILL OF SALE AND ASSIGNMENT (this "Bill of Sale") is made from, a _________________ ("Assignor") to _________________ , a
_________________ ("Assignee").

                                    RECITALS


        A. Concurrently with the execution and delivery of this Bill of Sale, Assignor is conveying to Assignee, by Special Warranty Deed (the "Deed") that certain tract of land (the "Land") more particularly described on Exhibit A attached hereto and made a part hereof for all purposes, together with the improvements located thereon (the "Improvements").

        B. Assignor desires to assign, transfer and convey to Assignee, and Assignee desires to obtain the Assigned Properties (as hereafter defined), subject to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the receipt of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET OVER, and DELIVER to Assignee the following (collectively, the "Assigned Properties"):

                (a) The personal property owned by Assignor upon the Land or within the Improvements, including specifically, without limitation, the personal property described on Exhibit B attached hereto and made a part hereof and all heating, ventilation and air conditioning systems and equipment, appliances, furniture, carpeting, draperies and curtains, tools and supplies, and other items of personal property used in connection with the operation of the Land and the Improvements (collectively, the "Personal Property"); and

                (b) To the extent assignable, all of Assignor's right, title and interest in and to (i) all warranties and guaranties (express or implied) issued to Assignor in connection with the Land, Improvements or the Personal Property; (ii) all licenses, permits, certificates of occupancy and other consents or approvals from governmental authorities or private parties which relate to the Land, Improvements, or Personal Property; (iv) all other intangible property associated with the use or operation of the Land, Improvements or Personal Property, including specifically, without limitation, any and all other trade names or logos used by Assignor in the operation of the Land, Improvements or Personal Property; and (v) all plans, specifications, drawings, reports, studies, books, records and other documents pertaining to the Land, Improvements or Personal Property.

        TO HAVE AND TO HOLD the Assigned Properties unto Assignee, its successors and assigns, forever, and Assignor does hereby bind itself and its successors to WARRANT AND FOREVER DEFEND, all and singular, title to the Assigned Properties unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof by, through or under Assignor, but not otherwise.

        EXECUTED to be effective as of the __ day of __________ , 20__. ----


                                        ASSIGNOR:

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________



THE STATE OF TEXAS      ss.
                        ss.
COUNTY OF _________     ss.


        This instrument was acknowledged before me on ________, 20__, by _______________, _______________ of _______________, a _______________, on
behalf of said corporation.


                                        ________________________________________
                                        Notary Public

                                        ________________________________________

                                        Printed/Typed Name of Notary

                                        My commission expires:

                                        ________________________________________

                                    Exhibit A

                                       to

                           Bill of Sale and Assignment

                       LEGAL DESCRIPTION OF ONE LAKE PARK

                                    Exhibit B

                                       to

                           Bill of Sale and Assignment

                        Description of Personal Property

                                    Exhibit E
                 FORM OF ASSIGNMENT AND ASSUMPTION OF CONTRACTS


THE STATE OF TEXAS      ss.
                        ss.      KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF _________     ss.


        THAT this ASSIGNMENT AND ASSUMPTION OF CONTRACTS (this "Assignment") is made by and between __________________, a ____________________________________,
("Assignor"), and __________________ , a __________________ ("Assignee").

                                    RECITALS

        A. Concurrently with the execution and delivery of this Assignment, Assignor is conveying to Assignee by Special Warranty Deed (the "Deed") that certain tract of land (the "Land") more specifically described in Exhibit A attached hereto and made a part hereof for all purposes, together with the improvements located thereon (the "Improvements") and the personal property owned by Assignor upon the Land or within the Improvements (the "Personal Property").

        B. Assignor desires to assign, transfer and convey to Assignee, and Assignee desires to obtain, all of Assignor's right, title and interest in and to the Contracts (as hereinafter defined), subject to the terms and conditions set forth herein.

        NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration to Assignor in hand paid by Assignee, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby SELL, ASSIGN, CONVEY, TRANSFER, SET-OVER and DELIVER unto Assignee all of Assignor's right, title and interest in and to the following (collectively, the "Contracts").

                (a) all oral or written agreements pursuant to which any portion of the Land or Improvements is used or occupied by anyone other than Assignor (collectively, the "Leases"), such Leases being more particularly described in Exhibit B attached hereto and made a part hereof; and

                (b) the contracts relating to the upkeep, repair, maintenance or operation of the Land, Improvements or Personal Property that are listed on Exhibit C attached hereto and made a part hereof.

        Assignor represents to Assignee that (i) there are no Contracts affecting the Property other than those listed on Exhibit B and Exhibit C attached hereto; (ii) Assignor is not in default under any of the Contracts, nor does any default exist on the part of the other party thereto; and (iii) Assignor has full right, power and authority to assign the Contracts to Assignee.

        By execution of this Assignment, Assignee assumes and agrees to perform all of the covenants, agreements and obligations under the Contracts binding on Assignor or the Land, Improvements, or Personal Property (such covenants, agreements and obligations being herein collectively referred to as the "Contractual Obligations"), as such Contractual Obligations shall arise or accrue from and after the date of this Assignment. Assignee hereby agrees to indemnify, hold harmless and defend Assignor from and against any and all third party obligations, liabilities, costs and claims (including reasonable attorney's fees) arising as a result of or with respect to any of the Contractual Obligations that are attributable to the period of time from and after the date of this Assignment.

        Assignor agrees to indemnify, hold harmless and defend Assignee from and against any and all third party obligations, liabilities, costs and claims (including reasonable attorney's fees) arising as a result of or with respect to any of the Contractual Obligations that are attributable to the period of time prior to the date of this Assignment.

        TO HAVE AND TO HOLD all and singular the Contracts unto Assignee, its successors and assigns, and Assignor does hereby bind itself and its successors to WARRANT AND FOREVER defend all and singular the Contracts unto Assignee, its successors and assigns, against every person whomsoever lawfully claiming or attempting to claim the same, or any part thereof, by, through or under Assignor, but not otherwise.

        EXECUTED to be effective as of the __ day of ________, 20__.

                                        ASSIGNOR:


                                        ________________________________________
                                        a ______________________________________


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


                                        ASSIGNEE:

                                        ________________________________________
                                        a ______________________________________


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

THE STATE OF TEXAS     ss.
                       ss.
COUNTY OF _________    ss.


        This instrument was acknowledged before me on the __ day of ____________, 20__, by ____________, as ____________of ____________, a
____________, on behalf of said ________.


                                        ________________________________________
                                        Notary Public

                                        ________________________________________

                                        Printed/Typed Name of Notary

                                        My commission expires:

                                        ________________________________________


THE STATE OF TEXAS               ss.
                                 ss.
COUNTY OF _________              ss.


        This instrument was acknowledged before me on the __ day of ____________, 20__, by ____________, as ____________of ____________, a
____________, on behalf of said ________.


                                        ________________________________________
                                        Notary Public

                                        ________________________________________

                                        Printed/Typed Name of Notary

                                        My commission expires:

                                        ________________________________________

                                    Exhibit A

                                       to

                     Assignment and Assumption of Contracts

                       LEGAL DESCRIPTION OF ONE LAKE PARK

                                    Exhibit B

                                       to

                     Assignment and Assumption of Contracts


                              Description of Leases

                                    Exhibit C

                                       to

                     Assignment and Assumption of Contracts

                            Description of Contracts

                                    Exhibit F

                       FORM OF TENANT NOTIFICATION LETTER

                               ____________, 2005


[Name and Address of Tenant]

        Re:     Sale of

Gentlemen:

        Please be advised that ____________ ("Purchaser") has purchased the captioned property, in which you occupy space as a tenant pursuant to a lease dated ________ __ , 20__ (the "Lease"), ____________ (" "), the previous owner thereof. In connection with such purchase, ____________ has assigned its interest as landlord in the Lease to Purchaser and has transferred your security deposit in the amount of $_______ (the "Security Deposit") to Purchaser. Purchaser specifically acknowledges the receipt of and responsibility for the Security Deposit.

        All rental and other payments that become due subsequent to the date hereof should be payable to ____________ and should be addressed as follows:




        In addition, all notices from you to the landlord concerning any matter relating to your tenancy should be sent to the address above.


                                        Very truly yours,


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                        ________________________________________
                                        ________________________________________

                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                    Exhibit G

                                FIRPTA AFFIDAVIT

STATE OF TEXAS          ss.
                        ss.     KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF _________     ss.


        Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform ______________________, a ("Transferee"), that withholding of tax is not required upon the disposition of a U.S. real property interest by ______________________ ("Transferor"), the undersigned hereby certifies as follows:

        1. Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

        2.      Transferor's U.S. employer identification number is:
                #_________________ ;

        3.      Transferor's office address is ____________, ________________.

                Transferor understands that this certification may be disclosed to the Internal Revenue Service by the Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

                Under penalties of perjury, the undersigned, in the capacity set forth below, hereby declares that he has examined this certification and to the best of his knowledge and belief it is true, correct, and complete, and the undersigned further declares that he has authority to sign this document in such capacity.

        EXECUTED effective as of the __ day of _________ , 20__.


                                        ________________________________________
                                        a ______________________________________


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________


        SWORN TO AND SUBSCRIBED BEFORE ME this __ day of __________, 20__.


                                        ________________________________________
                                        Notary Public

My Commission Expires:                  ________________________________________
                                        Printed or Typed Name of Notary
_______________________________

                                    Exhibit H

                             FORM OF TENANT ESTOPPEL


                             _________________, 2005

[Address of Buyer]



[Address of Lender]


        RE:     [Name and Address of Property]

Gentlemen:

        Reference is made to that certain [Lease Agreement] dated as of ____________ __, ____ between ____________________________, a ____________, as landlord ("Landlord"), and the undersigned, as tenant ("Tenant"), demising premises at the captioned address more particularly described in the Lease (the "Premises"). The lease, together with all amendments thereto listed in Schedule 1 attached hereto, is herein referred to as the "Lease". Tenant hereby represents to the Benefited Parties (as herein defined) that the following statements are true and correct as of the date hereof:

        1. Attached hereto as Schedule 1 is a list of all amendments to the Lease and any other agreements setting forth the terms and conditions under which Tenant occupies or uses the Premises or other facilities in or relating to the Building. Attached hereto as Schedule 2 is a true, correct and complete copy of the Lease (including all amendments) and each document listed on Schedule 1.

        2. The Lease is in full force and effect and has not been amended, modified, supplemented or superseded except as indicated in Schedule 1. There are no understandings, contracts, agreement or commitments of any kind whatsoever with respect to the Premises, except as expressly provided in the Lease.

        3. The undersigned is the Tenant under the Lease for space at the Premises covering ___________ rentable square feet. The term of the Lease commenced on ________________, and expires on _________________, subject to any rights of Tenant to extend the term as provided therein. The base rent presently being charged is $__________. All rentals, charges, additional rent and other obligations on the part of the undersigned have been paid to and including ____________, 200_. No rental, other than for the current month, has been paid in advance. The undersigned has accepted possession and now occupies the Premises and is currently open for business. In addition to the fixed minimum Base Rent, the Tenant pays its pro-rata share of real estate taxes and operating expenses in excess of a base stop of _________________.

        4. Tenant has paid to Landlord a security deposit in the amount of $____________________. Tenant has no claim against Landlord for any other security, rental, cleaning access card, key or other deposits or any prepaid rentals.

        5. Landlord is not in any respect in default in the performance of the terms and provisions of the Lease, nor, to Tenant's actual knowledge, does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default. All conditions under the Lease to be performed by Landlord have been satisfied. Without limiting the generality of the foregoing, all improvements to be constructed in the Premises by Landlord have been completed to the satisfaction of Tenant and accepted by Tenant and any tenant construction allowances have been paid in full, and all duties of an inducement nature required of Landlord in the Lease have been fulfilled to Tenant's satisfaction. Tenant has no claim against Landlord by reason of any restriction, encumbrance or defect in title of the Premises of which Tenant has actual knowledge.

        6. There currently is no defense, offset, lien, claim or counterclaim by or in favor of Tenant against Landlord under the Lease or against the obligations of Tenant under the Lease (including, without limitation, any rentals or other charges due or to become due under the Lease) and Tenant is not contesting any such obligations, rentals or charges. To Tenant's knowledge, all leasing commissions due in respect of the current term of the Lease have been paid.

        7. Tenant has no renewal, extension or expansion option, no right of first offer or right of first refusal and no other similar right to renew or extend the term of the Lease or expand the property demised thereunder except as may be expressly set forth in the Lease. Tenant has no right to lease or occupy any parking spaces within the Property except as set forth in the Lease. Tenant is entitled to no free rent nor any credit, offsets or deductions in rent, nor other leasing concessions other than those specified in the Lease.

        8. Tenant is not in any respect in default in the performance of the terms and provisions of the Lease nor does any state of facts or condition exist which, with the giving of notice or the passage of time, or both, would result in such a default. Without limiting the generality of the foregoing, Tenant is current in its rental obligation under the Lease.

        9. The undersigned has not received notice of a prior transfer, assignment, hypothecation or pledge by Landlord of any of Landlord's interest in the Lease other than to the holder of any first mortgage on the captioned property.

        10. There are no liens recorded against the Premises with respect to work performed by or on behalf of Tenant or materials supplied to the demised property.

        11. Tenant has not assigned the Lease nor sublet all or any part of the Premises, except as shown on Schedule 1 attached hereto and made a part hereof for all purposes.

        The above certifications are made to the Benefited Parties knowing that the Benefited Parties will rely thereon in making an investment in the Premises. For purposes hereof, the term "Benefited Parties" means the addressees of this letter and all of the following: (a) Harvard Property Trust, LLC, a Delaware limited liability company and its successors, assigns, and designees (including, without limitation, any tenant in common purchasers); and (b) any lender to which any party described in the foregoing clause (a) grants a deed of trust, mortgage or other lien upon the Premises.


                                        Very truly yours,

                                        ________________________________________
                                        a ______________________________________


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                              JOINDER OF GUARANTOR

        The undersigned joins in the execution of this Estoppel Certificate for the purpose of confirming to and for the benefit of the Benefited Parties (a) that the guaranty of Tenant's obligations under the Lease executed by the undersigned remain in full force and effect, and (b) that the undersigned has no defenses or offsets to its obligations under the guaranty of the Lease executed by the undersigned. The undersigned understands that the Benefited Parties will rely upon the foregoing confirmations.


                                        ________________________________________
                                        a ______________________________________


                                        By:_____________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                   Schedule 1

                                       to

                             Tenant Estoppel Letter

               List of Amendments to Lease and Related Agreements

                                   Schedule 2

                                       to

                             Tenant Estoppel Letter


         See Attached Copies of Lease, Amendments and Related Agreements

                                    Exhibit I

                                 LIST OF LEASES

Axes Technologies, Inc. Lease

Datatrac Information Services, Inc. Lease

Forum Financial Services, Inc. Lease

Lennox Industries Inc. Lease
Lennox Industries Inc. Amendment One to Lease
Lennox Industries Inc. Amendment Two to Lease

Lennox Industries Inc. Garage Storage Lease

Philips Semiconductors, Inc. Lease
Philips Semiconductors, Inc. Amendment One to Lease

Vining Sparks IBG, L.P. Lease

                                    Exhibit J

                             DUE DILIGENCE MATERIALS

ADA Compliance, studies/reports
Aerial Photos
Appraisal, Existing
Building Measurement Surveys by Registered Architect
Building Permits
Building Plans, Specifications,
     Paper
Capital Improvements, historical, 3 years
Certificates of Occupancy:
     Building
     Tenants
Covenants, Conditions & Restriction's (Owner association, condo, etc) Easement Information
Emergency/Life Safety Systems, Operating Manual
Environmental Site Assessment, Existing
Financial Items:
     Aging Reports, Current and past 6 months
     Balance Sheet, to date
     Budget, Current Year
     Excess Operating Expenses Calculations - Current Year
     Invoices, as requested, copies only
     Operating Expense Reconciliations (3 previous years)
     Operating Statements for property, including a general ledger for each year - 3 yrs
     Rent Roll, Current
     Security Deposit Listing, Current, LOC's/Guaranty's to be transferred Floor Plans, as leased
Geotechnical Report, if any
Insurance Certificate, Current, of Seller and Tenants
Insurance Claims, Pending (or confirmation that there are none)
Insurance Claims History
Leases and all amendments
Lease Commission Schedule, 3 previous years
Litigation - Pending (or confirmation of no pending litigation)
Management & Leasing Agreement - Existing
Occupancy/Vacancy History, 3 previous years
O & M Reports (Asbestos, Mold, etc.) (or confirmation that there are none) Parking Garage Lease/Operating Agreement
Parking Space Configuration (Surface and Garage if applicable)
Permits & Licenses - Alarm
Permits & Licenses - Construction
Permits & License - Elevator
Personal Property Inventory including Office Equipment to remain on site Photos of the Building
Property Taxes land/improvements current year
Property Tax Statements, Personal, Current & Prior 3 yrs

Roof Reports (or confirmation that there are none)
Security Incident Reports, for prior 24 months
Service Contracts
Site Plans
Standard Form of Lease
Survey, existing
Tenant Contact Information
Tenant Financial Statements, if available
Tenant Improvement projects, currently under construction (copy of contract(s)) Tenant Improvement Schedule, 3 previous years
Title commitment policy of Seller, existing
Title Work - Preliminary
Title Work - Final
Utility Agreements
Utilities, prior 2 years/invoices/summary
Utility Security Deposits
Warranty, Elevator
Warranty, HVAC Equipment
Warranty, Mechanical
Warranty, Roof
Work Order Systems & Operating Manuals
Zoning Report


*Additional material/reports required for the completion of the 3-14 Audit

        Detailed accrued expense listing for each quarter ended during the current year and the prior two years

        Detailed rent straight-line schedule for each quarter ended during the current year and the prior two years

        Detailed listing of all tenants with termination options.

        Detail of the cash receipts and disbursements journal (downloaded in Excel if possible) for the full prior year and to date for the current year

        Detailed general ledger report of revenues and expenses for each quarter during the current calendar year and the prior two years

        Detailed income statements by month year-to-date and the prior two years


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